UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 7, 2005

                           SAFETEK INTERNATIONAL, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                        33-22175              75-2226896
           --------                        --------              ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                                 23 Aminadav St.
                             Tel Aviv, Israel, 67898

                    (Address of principal executive offices)

                                 +972-3-561-3468
              (Registrant's Telephone Number, Including Area Code)


               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Employment Agreement of Dr. Shay Goldstein

On December 7, 2005, Safetek International, Inc. (the "Registrant") amended the employment agreement of Dr. Shay Goldstein, dated May 31, 2005, pursuant to which Dr. Goldstein had been serving as Chief Executive Officer of the Registrant and its subsidiary, Oriens Life Sciences (Israel), Ltd. (the "Subsidiary"). The terms of such employment agreement have been previously disclosed by the Registrant on its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 10, 2005. Pursuant to the amendment to his employment agreement, Dr. Goldstein shall be employed as Chief Medical Officer of each of the Registrant and its Subsidiary instead of as their Chief Executive Officer. Dr. Goldstein's salary was changed from $8,500 per month to $8,000 per month, effective as of December 1, 2005. All other provisions of the employment agreement remained unchanged.

Amendment to Employment Agreement of Tamar Tzaban-Nahomov

On December 7, 2005, the Registrant amended the employment agreement of Tamar Tzaban-Nahomov, dated October 30, 2005, pursuant to which Ms. Tzaban-Nahomov had been serving as Chief Financial Officer of the Registrant and its Subsidiary. The terms of such employment agreement have been previously disclosed by the Registrant on its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 3, 2005. Pursuant to the amendment to her employment agreement, Ms. Tzaban-Nahomov's salary was changed to $8,000 per month, commencing as of December 1, 2005 and continuing throughout the term of her employment. All other provisions of the employment agreement remained unchanged.

Entry into Employment Agreement with Amnon Presler

On December 7, 2005, the Registrant entered into an employment agreement with Amnon Presler, pursuant to which Mr. Presler was engaged as the Chief Executive Officer of each of the Registrant and its Subsidiary. As compensation for his services, Mr. Presler shall receive a monthly salary as follows: During the first two months, the monthly salary shall be US$ 7,500; thereafter the monthly salary shall be US$ 8,500. In addition, Mr. Presler shall receive a bonus of $US 8,500 if the aggregate investments made in the Registrant and the Subsidiary after the date of his employment agreement exceed US$ 4,000,000. Mr. Presler also shall be entitled to participate in the employee stock option plan to be adopted by the Registrant as well as vacation, insurance benefits, and use of a company automobile.

The term of Mr. Presler's employment shall continue until terminated by either party as provided in the employment agreement. The Registrant may terminate the Employment Agreement without notice for cause or in the event Mr. Presler becomes disabled. Either party may terminate the Employment Agreement without cause, for any reason whatsoever, upon 30 days notice within the first year of Mr. Presler's employment and upon 90 days prior written notice thereafter.

During the term of the employment agreement and for a period of one year thereafter, Mr. Presler shall not compete with the Subsidiary nor solicit any of the Subsidiary's employees or customers. Mr. Presler agreed to hold the Subsidiary's confidential information in strict confidence.

For all the terms of the amendment to Dr. Goldstein's employment agreement, the amendment to Ms. Tzaban-Nahomov's employment agreement, and the employment agreement of Amnon Presler, reference is hereby made to such agreements annexed hereto respectively as Exhibits 10.7, 10.8, and 10.9. All statements made herein concerning such agreements are qualified by references to said exhibits.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 5.02.

On December 7, 2005, the Board removed Dr. Goldstein from his positions as Chief Executive Officer of the Registrant and its Subsidiary, effective as of December 1, 2005. On the same date, the Board appointed Dr. Goldstein as Chief Medical Officer of each of the Registrant and its Subsidiary, effective as of December 1, 2005, pursuant to and in accordance with the terms of the Goldstein Employment Agreement described above under Item 1.01 (Entry into a Material Definitive Agreement).

On December 7, 2005, the Board appointed Amnon Presler as the Chief Executive Officer of each of the Registrant and its Subsidiary, effective as of December 1, 2005, in accordance with the terms of the Presler Employment Agreement described above under Item 1.01 (Entry into a Material Definitive Agreement). Mr. Presler brings to Safetek more than 29 years of executive management, operations and international marketing experience, mainly in Datacom. He served as CEO of Corigin, and of Broadlight for 3 years and as President and CEO of Visonic, for 3 years. Before that he served at RAD Data Communications as President of RAD USA for 7 years and head of R&D for 9 years. Mr. Presler holds B,Sc in Electric Engineering from Ben Gurion University of the Negev, Israel. He is not a director in any other reporting companies and has not been affiliated with any company that has filed for bankruptcy within the last five years

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.                    Not Applicable

(b) Pro forma financial information.                              Not Applicable

(c) Exhibits

Exhibit 10.7 Amendment to Employment Agreement, dated December 7, 2005, between Dr. Shay Goldstein and the Subsidiary

Exhibit 10.8 Amendment to Employment Agreement, dated December 7, 2005, between Tamar Tzaban-Nahomov and the Subsidiary

Exhibit 10.9 Employment Agreement, dated December 7, 2005, between Amnon Presler and the Subsidiary

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SAFETEK INTERNATIONAL, INC.
                                        (Registrant)


                                        By:    /s/ Shay Goldstein
                                               ------------------
                                        Name:  Shay Goldsten,
                                        Title: Chairman, Chief Executive
                                               Officer, Secretary, and Director

Date: December 14, 2005